UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              -------------------

                                    FORM 8-K
                              -------------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 20, 2006
                Date of Report (Date of earliest event reported)

                              -------------------
                            PRO-PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)
                              -------------------


           NEVADA                    000-32877                04-3562325
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
     of Incorporation)                                   Identification No.)

                                 7 WELLS AVENUE
                             NEWTON, MASSACHUSETTS
                                     02459
              (Address of Principal Executive Offices) (Zip Code)

                                 (617) 559-0033
              (Registrant's telephone number, including area code)

                              -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Change in Directors or Principal Officers, Financial Statements and Exhibits

Item 5.02. Departure of Directors or Principal Officers; Election of Directors:
Appointment of Principal Officers.

On December 20, 2006, Pro-Pharmaceuticals, Inc. ("the Company") announced that its Board of Directors appointed James T. Gourzis, M.D., Ph.D., to serve as a member of the Board until the 2007 annual meeting of the Company's stockholders. From 2002 to the present, Dr. Gourzis is Principal, MEDRAND Associates, providing consulting services with respect to scientific, strategic and regulatory considerations associated with the development of drugs and biologics. From 1994 to 2002, Dr. Gourzis was Senior Medical Director, PAREXEL International Corporation. From1991 to 1994, Dr. Gourzis was Vice President Medical Affairs, Medical and Technical Research Associates, Inc. From 1981 to 1991, Dr. Gourzis was President, MEDRAND, Inc. From 1988 to 1990, he was Vice President Medical Affairs, Gensia Pharmaceutical, Inc. and from 1986 to 1988, he was Chief Operating Officer, Hill Top Pharmatest, Inc. Previously, Dr. Gourzis held senior executive positions with Group Health Associates, Merrell-National Laboratories and Schering Corporation.



Item 9.01 Financial Statements and Exhibits.

            (d) Exhibits.

            News Release of Pro-Pharmaceuticals, Inc., dated December 20, 2006.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PRO-PHARMACEUTICALS, INC.

                                         By:  /s/ David Platt
                                         -----------------------
                                         David Platt
                                         Chief Executive Officer




Date: December 20, 2006

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                                 EXHIBIT INDEX


Exhibit
Number     Exhibit
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99.1       News Release of Pro-Pharmaceuticals, Inc., dated December 20, 2006.